SECOND AMENDMENT

     SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT dated as of May 26, 1994 among LASALLE BUSINESS CREDIT, INC. f/k/a StanChart Business Credit, Inc. ("Lender"), a Delaware corporation, QUALITY AUTOMOTIVE COMPANY ("Quality"), a Delaware corporation and US AUTOMOTIVE MANUFACTURING, INC. ("US Auto"), a Delaware corporation.

                                   BACKGROUND

     On December 30, 1992, Lender, Quality and US Auto entered into that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement, as amended by a First Amendment dated as of March 9, 1993 (as so amended and further amended from time to time, the "Loan Agreement") whereby Lender agreed to make certain financial accommodations to Quality and US Auto. Lender, Quality and US Auto desire to amend the Loan Agreement upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, the parties hereto hereby agree as follows:

     1. All references in the Loan Agreement and the Collateral Documents to "STANCHART" or "StanChart" are hereby amended to read "LASALLE" OR "LaSalle", respectively.

     2. Section 1 of the Loan Agreement is hereby amended as follows:

     (a) Sections 1.37, 1.53, 1.61 and 1.62 are hereby amended in their entirety to read as follows:

          "1.37. The term "Lender's Reference Rate" means the variable rate of interest, per annum, most recently announced by LaSalle National Bank, at its corporate headquarters in Chicago, Illinois as the "Prime Rate" with the understanding that the "Prime Rate" is one of LaSalle National Bank's index rates and merely serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest or best rate at which LaSalle National Bank calculates interest or extends credit."

          "1.53. The term "Restated Note" shall mean that certain Second Consolidated Amended and Restated Secured Promissory Term Note dated as of May 26, 1994 in the principal amount of $3,000,000 from Borrower to Lender."

          "1.61. The term "Term Loan" means the aggregate term loan of $3,000,000 made by Lender to Borrower, as consolidated pursuant to that certain Note Consolidation and Modification Agreement dated as of May


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          26, 1994 between Borrower and Lender, and evidenced by the Term Note."

          "1.62. The term "Term Note" shall mean the Restated Note."

     (b) Section 1.7. ("Capital Expenditure Loan"), Section 1.8. (Capital Expenditure Note") and Section 1.20 ("Eligible Equipment") are hereby deleted in their entirety.

     3. Section 2.1(c) of the Loan Agreement is hereby deleted in its entirety.

     4.   Section 3 of the Loan Agreement is hereby amended as follows:

     (a) Section 3.1 is amended by deleting "March 31, 1995" in the second line thereof and inserting "March 31, 1997" in its place.

     (b)  Section 3.2 is amended in its entirety to read as follows:

          "3.2 Notwithstanding Section 3.1, Borrower may (a) at any time after execution of this Agreement, on five (5) business days written notice prior to the end of any month, prepay and terminate this Agreement by paying to Lender, in cash or by a wire transfer of immediately available funds, all of the Obligations owed by Borrower to Lender, together with a prepayment fee equal to:

     Period of Prepayment During      Percentage of Total Facility
     ---------------------------      ----------------------------
     April 1, 1994 - March 31, 1996             1%
     April 1, 1996 - March 31, 1997             0%

Notwithstanding the foregoing, in the event Borrower prepays the Restated Note in whole or in part prior to expiration of the Term but not in conjunction with any permanent reduction in the facilities described in Sections 2.1(a) and 2.1(b) hereof, no prepayment fee with respect to any such prepayment of the Restated Note shall be payable to Lender hereunder."

     5. Section 6 of the Loan Agreement is hereby amended as follows:

     (a) Section 6.13 is amended by adding the following at the end of the fifth line thereof:

     "minus (d) the amount paid by Quality for the redemption (the "Redemption") of its capital stock held by Pyramid Ventures and Ramko Capital Inc., not to exceed a maximum amount of $2,000,046.79 to be subtracted only at the time of and upon the consummation of the Redemption."

     (b) Section 6.14 is hereby amended in its entirety to read as follows:

     "6.14 Borrower shall maintain on a consolidated basis a Tangible Leverage of not more than (i) 3.75 to 1.0 at all times from May 26, 1994 through December 31,


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     1994, (ii) 3.00 to 1.0 at all times from January 1, 1995 through December
     31, 1995 and (iii) 2.5 to 1.0 at all times from January 1, 1996 and thereafter."

     (c) Section 6.16 is hereby amended in its entirety to read as follows:

     "6.16 Borrower shall maintain on a consolidated basis a Current Ratio of not less than (i) 1.75 to 1.0 at all times from May 26, 1994 through December 31, 1994 and (ii) 1.90 to 1.0 at all times from January 1, 1995 and thereafter."

     6. Section 7.14 of the Loan Agreement is hereby amended by deleting the words "or the Capital Expenditure Note" from the second line thereof.

     7. Section 14.1(c) of the Loan Agreement is hereby amended by deleting the words "and the Capital Expenditures Note" from the fifteenth and sixteenth lines thereof.

     8. Exhibit A-1 is hereby amended in its entirety and replaced by Exhibit A-1 attached hereto.

     9. Exhibit A-2 is hereby deleted in its entirety.

     10. Notwithstanding the provisions of Section 2.2 and 6.4(e) respectively of the Loan Agreement, Lender hereby waives:

          (a) Compliance by Borrower with Section 2.2 solely with respect to Borrower's obligation to pay Lender an Administrative Fee in the amount of $25,000 on September 25, 1994; and

          (b) Compliance by Borrower with Section 6.4(e) solely with respect to the redemption by Quality of its capital stock held by Pyramid Ventures, provided the aggregate redemption price is not in excess of $2,000,000 and that Lender is otherwise satisfied with the terms and conditions of such purchase.

     11. Except as expressly amended hereby, the Loan Agreement remains in full force and effect and this Second Amendment does not and shall not be deemed to constitute a waiver, forbearance or release of any claim, demand, action or cause of action arising under the Loan Agreement or any other instruments, documents or agreements executed and delivered in connection therewith or herewith.

     12. This Second Amendment shall become effective on the date that each of the following conditions shall have been satisfied: (i) Lender shall have received four (4) copies of (a) this Second Amendment duly executed by each Borrower and each Guarantor, (b) Deed of Trust Modification executed by Borrower, (c) $1,879,161.28 Term Note (one copy), executed by Borrower, (d) Note Consolidation and Modification Agreement executed by Borrower and, (e) $3,000,000.00 Second Consolidated, Amended and Restated Promissory Term Note (one copy) executed by Borrower; (ii) receipt by Lender of a Second Amendment accommodation fee of $75,000 from Borrower on the date of this Second Amendment; and (iii) Borrower shall have Excess Availability of at least $300,000. "Excess Availability" shall mean the difference


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between (a) the lesser of (x) $7,500,000 and (y) Revolving Loan Availability;
and (b) the aggregate amount of Revolving Loans outstanding at any time. In the event the foregoing conditions are not satisfied in full by May 27, 1994 this Second Amendment shall be deemed null and void and of no force or effect.

     13. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                                           QUALITY AUTOMOTIVE COMPANY

                                           By: /S/ MARTIN CHEVALIER
                                              ---------------------
                                                    Martin Chevalier, President

                                           US AUTOMOTIVE MANUFACTURING, INC.

                                          By: /S/ MARTIN CHEVALIER
                                              ---------------------
                                                    Martin Chevalier, President

                                           LASALLE BUSINESS CREDIT, INC.

                                           By: /S/ MARY ELLEN NIXON-MOORE
                                               --------------------------
                                               Name:   Mary Ellen Nixon-Moore
                                               Title:  V.P.
CONSENT OF GUARANTORS:

US AUTOMOTIVE MANUFACTURING, INC.

By:/S/ MARTIN CHEVALIER
   ---------------------
   Martin Chevalier, President

QUALITY AUTOMOTIVE COMPANY

By:/S/ MARTIN CHEVALIER
   ---------------------
   Martin Chevalier, President

   /S/ MARTIN CHEVALIER
   ---------------------
    Martin Chevalier



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